UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2016

SIGNAL BAY, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(zip code)

541-633-4568
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2016, the Company entered into a Membership Interest Purchase Agreement to purchase 100% of the ownership of Greenhaus Analytical Labs, LLC. for 460,000 shares of Series “D” preferred stock and a $340,000 promissory note.

1)	The Company’s wholly owned subsidiary EVIO Inc. has executed an executive employment agreement with Greenhaus founder Henry Grimmett to become President of EVIO Inc.

2)	Henry Grimmett has been appointed to the Board of Directors of Signal Bay, Inc.

3)	William Waldrop and Lori Glauser have been appointed as Managing Members of Greenhaus Analytical Labs, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: October 24, 2016	By	/s/ William Waldrop
Name: William Waldrop
Title: CEO

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